SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

LivePerson, Inc.

(Name of Registrant as Specified In Its Charter)

Robert P. LoCascio

Ikon LP

Walter Bachtiger

Michal Czwarno

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

[•], 2024

Dear Fellow LivePerson Stockholders:

I am one of the largest stockholders of LivePerson, Inc., a Delaware corporation (“LivePerson” or the “Company”) with 2,141,022 shares of common stock, par value $0.001 per share of the Company (“Common Stock”), or approximately [2.4]% of the outstanding shares of LivePerson Common Stock. I believe that LivePerson has the potential to be a leader in the AI technology space. But since August 2023, the value of LivePerson’s stock has fallen by approximately 80%. As LivePerson’s founder, I am firmly committed to restoring its reputation and in transforming it back into a global leader in conversational AI technology.

The attached proxy statement (the “Proxy Statement”) and the enclosed WHITE proxy card are being furnished to you, the stockholders of LivePerson, in connection with the solicitation of proxies by me, Robert P. LoCascio (“Mr. LoCascio”), Ikon LP, a Delaware limited partnership (“Ikon,” together with Mr. LoCascio, the “LoCascio Parties”), and the two LoCascio Nominees named in Proposal 1 in the Proxy Statement (together with Ikon and Mr. LoCascio, the “Participants,” “we” or “us”), for use at the 2024 annual meeting of stockholders of LivePerson (including any adjournment, postponement, rescheduling or continuation thereof or any special meeting held in lieu thereof, the “Annual Meeting”).

Pursuant to the Proxy Statement, we are soliciting proxies from the holders of Common Stock to vote FOR our LoCascio Nominees for election to the Board of Directors of LivePerson (the “Board”) at the Annual Meeting.

The Annual Meeting will be held [virtually via live webcast on [DATE], at [•] Eastern Time, at [•]]. Stockholders as of the Record Date (defined below) will be able to attend the Annual Meeting by visiting the link above, where you will be able to listen to the meeting live, submit questions and vote. [To participate in the Annual Meeting, you must pre-register at [•] by [•] [a.m.] [p.m.] Eastern Time on [•], 2024.]

We recommend that you carefully consider the information contained in the Proxy Statement and then support our efforts by completing, signing, dating and returning the enclosed WHITE proxy card today, or by voting via the Internet or telephone.

The Proxy Statement and the enclosed WHITE proxy card are first being furnished to stockholders on or about [•], 2024.

If you have already voted using LivePerson’s [•] proxy card, you have every right to change your vote by completing, signing, dating and returning a later-dated WHITE proxy card or by voting a WHITE proxy card via the internet or telephone.

If you have any questions or require any assistance with your vote, please contact [•] at their address and telephone numbers listed below.

Thank you for your support,

Robert P. LoCascio

[add image] [•] [•] Stockholders Call Toll-Free: [•] Banks, Brokers, Trustees and Other Nominees Call Collect: [•] Email: [•]

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED [•], 2024

LIVEPERSON, INC.

530 7th Ave, Floor M1

New York, NY 10018

____________________________

PROXY STATEMENT

OF

ROBERT P. LOCASCIO

_______________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

This Proxy Statement and the enclosed WHITE proxy card are being furnished by Mr. LoCascio, Ikon, and the two LoCascio Nominees named in Proposal 1 below in connection with the solicitation of proxies (the “Proxy Solicitation”) from the stockholders of LivePerson for the purposes of electing the highly qualified LoCascio Nominees to the Board.

According to the Company’s [preliminary] proxy statement (the “Company’s Proxy Statement”) for the upcoming 2024 annual meeting of stockholders (including any adjournment, postponement, rescheduling, or continuation thereof or any special meeting held in lieu thereof, the “Annual Meeting”), the Annual Meeting will be conducted [[virtually via live audio webcast] on [•], 2024 at [•] Eastern Time], unless adjourned or postponed to a later date. Each holder of Common Stock as [of [•] a.m. / p.m., Eastern time, on] the record date of [•], 2024 (the “Record Date”) will be able to participate in the Annual Meeting [by accessing a live audio webcast at [•]]. According to the Company’s Proxy Statement, to participate in the Annual Meeting, you must pre-register at [•] by [•], Eastern Time, on [•], 2024.

We believe that the LoCascio Nominees will bring fresh and objective perspectives to the Board and add significant artificial intelligence and software experience that, in total, will help the Company deliver greater value to stockholders. We therefore are seeking your support and soliciting your proxies with respect to the following (each, a “Proposal” and, collectively, the “Proposals”):

Proposal		Our Recommendation
1.	To elect Mr. LoCascio’s slate of two nominees— Walter Bachtiger and Michal Czwarno (each, a “LoCascio Nominee” and collectively, the “LoCascio Nominees”) —to serve as Class III directors and hold office until the annual meeting of stockholders to be held in 2027 and until their respective successors are duly elected and qualified.	FOR both of the LoCascio Nominees
2.	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.	FOR
3.	Advisory approval of the compensation of the Company’s named executive officers.	NO RECOMMENDATION
4.	Transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board is currently composed of eight directors divided into three classes in accordance with a “classified” structure pursuant to the Certificate of Incorporation of the Company, as amended (the “Charter”). Through this Proxy Statement and enclosed WHITE proxy card, we are soliciting proxies to elect the LoCascio Nominees named herein to serve as directors, who, if elected, would only constitute a minority of the Board. There is no assurance that any of the Company’s remaining incumbent directors will continue to serve as directors if any or both of the LoCascio Nominees are elected.

At the close of business on the Record Date, there were [•] of shares of Common Stock outstanding according to the Company’s Proxy Statement. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of [•], 2024, the Participants beneficially owned 2,491,022 shares of Common Stock in the aggregate, together representing approximately [2.8%]% of the outstanding shares of Common Stock of the Company, as further described in Annex I.

Mr. LoCascio and the Company will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to two nominees on the enclosed WHITE proxy card. There is no need to use the Company’s [•] proxy card or voting instruction form, regardless of how you wish to vote.

Additional Information

We urge you to vote via the Internet by following the instructions on the WHITE proxy card. Your vote is important, and we are encouraging stockholders to submit their proxies electronically if possible. Alternatively, if you do not have access to the Internet, please sign, date and return the WHITE proxy card in the postage-paid envelope provided. Please vote “FOR” both of the LoCascio Nominees to the Board and to “WITHHOLD” on Kevin C. Lavan (“Mr. Lavan”) and Yael Zheng (“Ms. Zheng”, and together with Mr. Lavan, the “Opposed Company Nominees”) with respect to Proposal 1 and “FOR” Proposal 2. We are making no recommendation on Proposal 3.

The Participants represent that they intend to, or are part of a group which intends to, (i) deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the LoCascio Nominees at the 2024 Annual Meeting, and (ii) solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of the LoCascio Nominees.

This Proxy Statement and WHITE proxy card are first being mailed or given to the Company’s stockholders on or about [•], 2024.

WE URGE YOU TO ACT TODAY TO ENSURE THAT YOUR VOTE WILL COUNT.

We urge you to sign, date and return the WHITE proxy card and to vote “FOR” both of the LoCascio Nominees and to “WITHHOLD” on the Opposed Company Nominees with respect to Proposal 1.

This Proxy Solicitation is being made by Mr. LoCascio, Ikon and the LoCascio Nominees, and not on behalf of the Board or management of the Company or any other third party. We are not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed WHITE proxy card will vote on such matters in their discretion.

If you have already voted using the Company’s [•] proxy card, you have every right to change your vote by completing and mailing the enclosed WHITE proxy card in the enclosed pre-paid envelope or by voting via Internet by following the instructions on the WHITE proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section on page [13] below.

For instructions on how to vote and other information about the proxy materials, see the Questions and Answers section starting on page [11].

We urge you to promptly sign, date and return your WHITE proxy card.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, [•] (“[•]”), toll free at [•] or by email at [•].

REASONS FOR AND BACKGROUND TO THIS PROXY SOLICITATION

Reasons for this Solicitation

As of the date of this Proxy Statement, Mr. LoCascio beneficially owns 2,141,022 shares of Common Stock, making Mr. LoCascio one of the Company’s largest stockholders. Mr. LoCascio is soliciting your vote for the LoCascio Nominees because, like many stockholders, he is concerned about LivePerson’s performance in the market. Since August 2023, the value of LivePerson’s stock has sharply fallen by approximately 80%. Following a February 28, 2024 earnings call, LivePerson’s share price fell by an alarming 47% in one day largely due to an unprecedented $100 million revenue loss from customer churn. We believe this lack of stability hinders LivePerson’s ability to build an environment that fosters the strategic innovation required to restore the Company’s reputation as a global leader in conversational AI technology. As LivePerson’s founder, Mr. LoCascio is firmly committed to helping get the Company back on track.

The Path Forward

Mr. LoCascio believes the Company’s best path forward is for a refresh of the Board. He also believes the Board would benefit from a deep understanding of LivePerson's operations and the evolving market dynamics surrounding AI and the contact center sector, particularly in areas influencing customer acquisition and retention. As demonstrated by stockholders’ response to the Company’s recent convertible note restructuring, Mr. LoCascio believes the Board would likewise benefit from adding directors with a stockholder mentality and a deeper understanding of the B2B landscape. The LoCascio Nominees each have the skill, will, and knowledge to get the Company back on course and deliver value to all stakeholders. Besides being a significant stockholder, Mr. Bachtiger’s company, VoiceBase, was acquired by LivePerson in 2021, and Mr. Bachtiger worked at LivePerson as a key leader in the AI science team and can quickly help provide thought leadership and stability to the most critical part of the Company—the engineering and science groups. Mr. Czwarno is a strategic technology business leader, manager and entrepreneur with a proven track record in scaling enterprise B2B software companies. Together, the LoCascio Nominees will help the Company realign its focus on the strategy of innovation that created value for stockholders, inspired employees, and make LivePerson the partner of choice for some of the world’s largest brands. Mr. LoCascio believes that with the right strategic plan, Board composition, and leadership team, the Company can rapidly unlock the potential of its unique data and platform assets, allowing it to regain a leadership position in the AI space and provide tremendous value to its stockholders.

We urge stockholders to vote “FOR” both of the LoCascio Nominees today by signing, dating and returning a WHITE proxy card.

Background to this Solicitation.

Mr. LoCascio founded LivePerson in November 1995 and led the Company as its Chief Executive Officer (“CEO”) for 27 years.

On August 7, 2023, Mr. LoCascio and the Company entered into a letter agreement (the “August 7th Agreement”), pursuant to which Mr. LoCascio assumed the role of Special Advisor through December 31, 2023 and stepped down as CEO of the Company, effective August 7, 2023. After signing the August 7th Agreement, and until the events described below, Mr. LoCascio had no further engagement with any Board members and was not consulted by the Board on any further matters and was removed from all Company systems as of September 7, 2023.

On January 22, 2024, the Company entered into a Tax Benefits Preservation Plan with Equiniti Trust Company, LLC (the “NOL Poison Pill”), which created substantial restrictions (subject to certain conditions) on any “Person” (as defined in the NOL Poison Pill) accumulating 4.9% or more of the Company’s Common Stock or further accumulating Common Stock if a Person’s ownership already exceeded 4.9%, in each case without the approval of the Board (such approval, a “Pill Exemption”).

On February 6, 2024, Mr. LoCascio sent a letter to Jill Layfield, Chair of the Board (“Ms. Layfield”) expressing his concern that the Company’s strategic direction was foreclosing opportunities to maximize stockholder value. Mr. LoCascio specifically noted the Company’s recent adoption of the NOL Poison Pill could have a chilling effect on potential acquirers and may be seen as an attempt by the Board to entrench itself, as evidenced by a class action complaint filed against the Board alleging that the Board breached their fiduciary duties in adopting the NOL Poison Pill. On February 16, 2024, the Company amended the NOL Poison Pill, as disclosed in a Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on the same day.

On February 25, 2024, Mr. LoCascio spoke with Ms. Layfield. During the call, Ms. Layfield stated that the Company had received calls from a number of persons interested in acquiring more than 4.9% of the Company’s Common Stock and were seeking Pill Exemptions.

On February 26, 2024, Mr. LoCascio served the Company with a books and records demand pursuant to Delaware General Corporation Law (“DGCL”) § 220 requesting access to certain Company books and records for the purpose of analyzing how the Board was using its power under the NOL Poison Pill to grant Pill Exemptions. Several days later, on March 6, 2024, the Company’s outside legal counsel sent a letter to Mr. LoCascio rejecting his books and records demand.

On July 5, 2024, Mr. LoCascio’s legal counsel delivered a notice of nomination to the Company, informing the Company of its intent to nominate the LoCascio Nominees for election to the Board at the Annual Meeting.

On July 11, 2024, Mr. LoCascio spoke with Ms. Layfield and James Miller (“Mr. Miller”) about the challenges facing the Company. Mr. LoCascio discussed his continued belief in the Company’s potential as a leader in the AI technology space, with a high artificial intelligence and dataset asset value, but expressed concerns about the Company’s lack of clarity and plan for building shareholder value. Mr. LoCascio discussed the need for new, focused leadership on the Board with expertise in artificial intelligence and SAAS/Cloud go-to-market strategy. Additionally, Mr. LoCascio questioned the Board’s decision to enter into a recent debt restructuring plan that, in Mr. LoCascio’s view, was unnecessarily dilutive to equity shareholders.

On July 13, 2024, Mr. LoCascio sent an email to Ms. Layfield summarizing his concerns about the Board’s lack of relevant operating experience and understanding on how to take advantage of the Company’s artificial intelligence assets. Mr. LoCascio encouraged the Board to focus on what has always attracted customers—namely continued innovation. Mr. LoCascio conveyed that the LoCascio Nominees have the right skill sets and experience to address the challenges facing the Company and emphasized the critical need for the Board to take urgent action to restore investor confidence and improve shareholder value.

On July 17, 2024, Mr. LoCascio spoke with Ms. Layfield to arrange for the Board to interview the LoCascio Nominees and to schedule a call between Mr. LoCascio and the members of the Board.

On July 23, 2024, Mr. LoCascio held a call with the members of the Board, whereby he reiterated the concerns he previously expressed to Ms. Layfield and Mr. Miller.

On July 24, 2024, Mr. LoCascio sent an email to Ms. Layfield emphasizing the importance of the Board acting quickly and collaboratively to build shareholder value. Mr. LoCascio questioned the Company’s strategic vision and stressed the need for a clear artificial intelligence strategy. Mr. LoCascio requested the opportunity to start a dialogue immediately about potential changes to the Board that, in Mr. LoCascio’s view, are necessary to stabilize the Company and move forward. Mr. LoCascio reiterated his concern that there is a high probability of losing more key customers and employees. Mr. LoCascio also gave an example regarding the head of data science, Joe Bradley resigned, and that most of the key employees of the data science team have left the Company, which impairs the Company’s ability to execute in AI.

On July 31, 2024, Mr. LoCascio’s legal counsel served the Company with a books and records demand pursuant to DGCL § 220 requesting access to certain Company books and records for the purpose of disseminating a definitive proxy statement to the Company’s stockholders in connection with a solicitation of proxies for use at the Annual Meeting and communicating with the Company’s stockholders in connection with a solicitation of proxies for use at the Annual Meeting.

On August 2, 2024, Ms. Layfield called Mr. LoCascio to make a proposal for a potential settlement (the “August 2nd Offer”), which failed to include a commitment to appoint any of the LoCascio Nominees to the Board. After the Company’s legal counsel called Mr. LoCascio's legal counsel to follow up on the August 2nd Offer, Mr. LoCascio’s legal counsel provided them with a counteroffer that included terms providing for the appointment of the LoCascio Nominees on August 5, 2024.

On August 14, 2024, more than a week after Mr. LoCascio’s counsel provided a counteroffer, the Company’s outside legal counsel called Mr. LoCascio’s legal counsel to gauge Mr. LoCascio’s interest in a potential resolution whereby none of the LoCascio Nominees would be appointed to the Board.

On August 15, 2024, the LoCascio Parties filed a preliminary proxy statement for the Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board currently consists of eight directors divided into three classes in accordance with a “classified” structure pursuant to the Charter. As discussed above, we anticipate that two “Class III” directors will be elected at the Annual Meeting. We are soliciting proxies to elect the two LoCascio Nominees as “Class III” directors, who, if elected, would only constitute a minority of the Board. Even if both of the LoCascio Nominees are elected, because the LoCascio Nominees would only represent a minority of the members of the Board, there can be no assurance that they would be able to implement the actions that they believe are necessary to enhance stockholder value without the support of the other members of the Board.

If we are successful in the Proxy Solicitation, the Board will be composed of the two LoCascio Nominees — Walter Bachtiger and Michal Czwarno — and current directors Ms. Layfield, Mr. Miller, Bruce Hansen, Vanessa Pegueros, William G. Wesemann and John Sabino, each of whom is not up for election at the Annual Meeting. If elected, each of the LoCascio Nominees will serve a three-year term until the 2027 annual meeting of stockholders and until their successors have been duly elected and qualified. There is no assurance that any incumbent Class III director will serve as a director if any one of the LoCascio Nominees is elected to the Board.

The age and other information related to the LoCascio Nominees shown below are as of the date of the filing of this Proxy Statement.

LoCascio Nominees:

Walter Bachtiger
Age; Address	51; 55 Rowland Way #1004, Novato, CA 94945
Occupation	Founder and CEO of TimeTrust, a Silicon Valley Fintech company
Experience

Walter Bachtiger is the Founder and CEO of TimeTrust, a Silicon Valley Fintech company. From 2022 to 2024, Mr. Bachtiger served as Vice President of Voice AI at LivePerson (NASDAQ: LPSN), the global leader for conversational intelligence, where he worked on researching and delivering chat support systems to Fortune 500 companies that are powered by various commercial and open source LLMs (Transformers/ChatGPT) AI systems. Previously, from 2009 to 2021, he served as Founder and CEO of VoiceBase, Inc, a speech analytics company serving large Fortune 500 customers. In 2021, VoiceBase was acquired by LivePerson for $120 million and is now a subsidiary of the Company. Prior to this, Mr. Bachtiger spent over a decade founding various SaaS and B2B businesses.

Since 2022, Mr. Bachtiger has served on the advisory board of New Native AB, a fast growing Swedish AI investment and research company.

Mr. Bachtiger’s work has led to awards such as Cool Vendor Award in Unified Communications from Gartner Research, Global-Top-100-AWS-StartUp-Challenge, an Edison Award for Best New Product as well as a Graham Bell Award for Best Communication Solution from the Telecom Council.

Mr. Bachtiger has degrees in Economics and Computer Sciences from the University of Applied Sciences, St. Gallen, Switzerland.

Skills & Qualifications	Mr. Bachtiger’s qualifications to serve as a director of the Company include his proven experience as a business leader at the Company with deep technical knowledge and understanding of artificial intelligence and the intricacies of SaaS businesses as well as his founder spirit necessary to help grow businesses.

Michal Czwarno
Age; Address	47; 3495 Lakeside Drive # 1072, Reno, NV 89509

Occupation	Trustee and Chief Investment Officer
Experience

Michal Czwarno is a strategic technology business leader, manager and entrepreneur with a proven track record in scaling software companies from Series A investment rounds to pre-IPO. Mr. Czwarno is the former Interim Head of GTM Operations, Enablement and Enterprise Strategy at Asana (NYSE: ASAN), a work management software company, where he served in 2023. From 2021 to 2023, he served as President and Chief Revenue Officer at PageUp, a software company, where he was responsible for marketing, sales and sales development, professional services, customer success and renewals. Previously, from 2014 to 2021, he served in various roles, including as Vice-President of Expansion at DocuSign (NASDAQ: DOCU), a major document management software company, where he helped to orchestrate key initiatives related to DocuSign’s vision, strategy, product marketing, operations and enablement efforts globally.

Since 2021, Mr. Czwarno has served as Trustee and Chief Investment Officer of the MWC Family Trust, an asset management company, and the TPS Family Trust, an asset management company.

Mr. Czwarno holds a Master of Finance and Banking from the Warsaw School of Economics and an MBA from the Northwestern University Kellogg School of Management.

Skills & Qualifications	Mr. Czwarno’s qualifications to serve as a director of the Company include his expertise as a technology business leader in the software space with senior leadership and general management experience at large U.S. public companies, and with deep experience with global strategy formation and execution.

We urge stockholders to vote FOR both of the LoCascio Nominees and to WITHHOLD on the Opposed Company Nominees on the WHITE proxy card.

None of the organizations or corporations referenced above is a parent, subsidiary or other affiliate of the Company. We believe that, if elected, each of the LoCascio Nominees will be considered an independent director of the Company under (i) Rule 5605(a) of Nasdaq’s Listing Rules (the “Nasdaq Listing Rules”) and (ii) paragraph (a)(1) of Item 407 of Regulation S-K under the Securities Exchange Act of 1934 (the “Exchange Act”). Under the Nasdaq Listing Rules, however, a final determination as to the independence of the LoCascio Nominees will not be made until after their election and appointment to the Board.

You should refer to the Company’s Proxy Statement for the names, background, qualifications and other information concerning the Company’s director nominees. The Company’s Proxy Statement and form of proxy distributed by the Company are available free of charge on the SEC’s website at www.sec.gov.

Each of the LoCascio Nominees have entered into a nominee agreement pursuant to which Ikon has agreed to pay the costs of soliciting proxies in connection with this Proxy Solicitation. The LoCascio Nominees will not receive any compensation from the LoCascio Parties or their affiliates for their services as directors of the Company. If elected, the LoCascio Nominees will be entitled to such compensation from the Company as is consistent with the Company’s practices for services of non-employee directors.

Each of the LoCascio Nominees has agreed to being named as a nominee in this Proxy Statement and any proxy statement with respect to the Annual Meeting and has confirmed his willingness to serve on the Board if elected. Mr. LoCascio does not expect that any of the LoCascio Nominees will be unable to stand for election or to serve as a director, but in the event that a LoCascio Nominee is unable to or for good cause will not serve, the named proxies listed on the WHITE proxy card will exercise their discretion to cause your proxy to be voted “FOR” a substitute candidate selected by Mr. LoCascio and we will file an amended proxy statement and proxy card that, as applicable, identifies any additional or substitute nominee or nominees, discloses that such nominee or nominees have consented to being named in the revised proxy statement and to serve if elected and includes biographical and other information about such nominee or nominees as required by the rules of the SEC. There can be no assurance that the Company will not assert that any additional or substitute nominations made pursuant to such reservation must separately comply with any advance notification requirements provided in the Bylaws.

The Opposed Company Nominees.

We recommend that stockholders vote “FOR” the LoCascio Nominees and to “WITHHOLD” on each of the Opposed Company Nominees, because, even from the start of 2024 to today, the Opposed Company Nominees have overseen a precipitous drop in Company value, leaving LivePerson shareholders with a loss of [64]% in stockholder value so far for the year.

Moreover, Mr. Lavan has served on the Board for 22 years, making his tenure far in excess of the average 7.8 year tenure for large companies.1  As Chair of the Audit Committee of the Board, Mr. Lavan has overseen adoption of what we believe is an unnecessary and restrictive NOL Poison Pill, the restructuring of a small portion of convertible notes that was not favorable to equity holders and also does not solve the larger outstanding debt issue, as well as accounting and financial reporting issues relating to the Company’s 2022 acquisition of WildHealth, Inc., prompting multiple shareholder lawsuits. In addition, since Ms. Zheng’s appointment to the Board on December 27, 2022 as part of a settlement agreement with Starboard Value LP, the Company’s stock price has declined by [86]% in value as of the date of this Proxy Statement. We believe that Board members with proven track records in revenue generation, such as Mr. Czwarno, are sorely needed, rather than the marketing experience that Ms. Zheng brings to the Board.

Vote Required.

According to the Bylaws of the Company, as amended (the “Bylaws”), directors shall be elected by a plurality of the votes cast at the Annual Meeting at which a quorum is present, which means that the two nominees who receive the most “for” votes will be elected to the Board. Shares voting “WITHHOLD” will have no effect on Proposal 1. Broker discretionary voting is not permitted and broker non-votes, if any, will have no effect on the outcome of this Proposal 1.

We urge you to sign and return our WHITE proxy card. If you have already voted using the Company’s [•] proxy card, you have every right to change your vote by completing and mailing the enclosed WHITE proxy card in the enclosed pre-paid envelope or by voting via Internet by following the instructions on the WHITE proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, [•], toll free at [•] or collect at [•].

We urge you to vote “FOR” both of the LoCascio Nominees on the WHITE proxy card.

________________________

1 See 2023 U.S. Spencer Stuart Board Index, available at https://www.spencerstuart.com/-/media/2023/september/usbi/2023_us_spencer_stuart_board_index.pdf?sc_trk=BDB9A48933CA433C9DDD7D4E85D62A38.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM FOR 2024

According to the Company’s Proxy Statement, the Board has determined that it is desirable to request the approval of the appointment of its independent registered public accounting firm by the stockholders of the Company. The Company’s Proxy Statement indicates that the Audit Committee of the Board has appointed BDO USA, LLP (“BDO”) as the Company’s independent public accounting firm with respect to its consolidated financial statements and the effectiveness of its internal control over financial reporting for the year ending, December 31, 2024.

The Company’s Proxy Statement states that if stockholders do not ratify the appointment, the Audit Committee will reconsider the appointment of BDO. Even if the appointment is ratified, the ratification is not binding and the Audit Committee may in its discretion select a different independent public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and stockholders.

We recommend a vote “FOR” Proposal 2 on the WHITE proxy card.

Vote Required.

According to the Company’s Proxy Statement, the approval of Proposal 2 requires the affirmative vote of a majority of the stock having voting power that is present [virtually] or represented by proxy at the Annual Meeting at which a quorum is present. Abstentions will have the same effect as votes “AGAINST” Proposal 2. According to the Company’s Proxy Statement, broker discretionary voting is permitted with respect to Proposal 2 though broker non-votes will not be treated as votes cast (and therefore will have no effect on Proposal 2).

We recommend a vote “FOR” Proposal 2 on the WHITE proxy card.

PROPOSAL 3: ADVISORY “SAY-ON-PAY” VOTE

According to the Company’s Proxy Statement, the Company will provide stockholders with the opportunity to vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers (“NEOs”).

According to the Company’s Proxy Statement, the Company’s executive compensation program is designed to attract and retain the caliber of officers needed to ensure the Company’s continued growth and profitability, to align incentives with the Company’s fiscal performance, to reward officers’ individual performance against objectives that achieve the Company’s strategy and the creation of long-term value for stockholders and to provide a balanced approach to compensation that properly aligns incentives with Company performance and stockholder value and does not promote inappropriate risk taking.

According to the Company’s Proxy Statement, the Company will request a non-binding, advisory vote on a resolution in the following form:

RESOLVED, that the compensation paid to LivePerson, Inc.’s named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion of this Proxy Statement, is hereby approved.

While this is an advisory vote and Proposal 3 is not binding upon the Company or the Board or the Compensation Committee, the Company’s Proxy Statement states the Compensation Committee of the Board will carefully consider the stockholder vote on this matter, along with all other expressions of stockholder views it receives on specific policies and desirable actions.

We are making no recommendation with respect to Proposal 3.

Vote Required.

According to the Company’s Proxy Statement, the approval of Proposal 3 requires the affirmative vote of a majority of the stock having voting power that is present [virtually] or represented by proxy at the Annual Meeting at which a quorum is present. Abstentions will have the same effect as votes “AGAINST” Proposal 3. Broker discretionary voting is not permitted and broker non-votes, if any, will not be treated as votes cast (and therefore will have no effect on Proposal 3).

We are making no recommendation with respect to Proposal 3.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Only holders of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Stockholders who sell shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock.  Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date (unless they also transfer their voting rights).  According to the Company’s Proxy Statement, the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

How do I vote my shares?

Shares held in record name. If your shares of Common Stock are registered in your own name, please vote today by phone or by internet following the directions on the enclosed WHITE proxy card or signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of shares of Common Stock will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Shares beneficially owned or held in “street” name. If you hold your shares of Common Stock in “street” name with a broker, bank, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the shares of Common Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote in favor of the election of the LoCascio Nominees. Please follow the instructions to vote provided on the enclosed WHITE proxy card. If your broker, bank, dealer, trust company or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed WHITE proxy card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to [•] or mailing them to Ikon LP, c/o [•], so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

NOTE: IF THIS PROXY CARD IS SIGNED AND RETURNED, IT WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS AND AS DETAILED BELOW AS APPLICABLE.

1.	IF YOU DO NOT MARK A VOTE ON ANY OF THE PROPOSALS ON THE WHITE PROXY CARD, THE NAMED PROXIES (LISTED ON THE WHITE PROXY CARD) WILL EXERCISE THEIR DISCRETION TO CAUSE YOUR PROXY TO BE VOTED “FOR” THE LOCASCIO NOMINEES AND TO “WITHHOLD” ON THE OPPOSED COMPANY NOMINEES AND THEY WILL EXERCISE THEIR DISCRETION TO CAUSE YOUR PROXY TO BE VOTED “FOR” PROPOSAL 2 AND TO ABSTAIN FROM VOTING ON PROPOSAL 3. THE NAMED PROXIES WILL ALSO EXERCISE THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

2.	YOU MAY VOTE “FOR” UP TO TWO NOMINEES IN TOTAL:

IF YOU VOTE ON AT LEAST ONE NOMINEE BUT FEWER THAN TWO NOMINEES IN PROPOSAL 1, YOUR SHARES WILL ONLY BE VOTED “FOR” THE NOMINEE YOU HAVE MARKED. IF YOU VOTE “FOR” MORE THAN TWO NOMINEES ON YOUR WHITE PROXY CARD, YOUR VOTES WILL BE INVALID AND WILL NOT BE COUNTED.

How should I vote on each Proposal?

Mr. LoCascio recommends that you vote your shares on the WHITE proxy card as follows:

“FOR” both of the LoCascio Nominees standing for election to the Board named in this Proxy Statement (Proposal 1);

“FOR” the ratification of the Company’s independent public accounting firm for 2024 (Proposal 2); and

Mr. LoCascio is making no recommendation with respect to Proposal 3.

How many shares must be present to hold the Annual Meeting?

Under the Bylaws, the presence, [virtually] or by proxy, of the holders of 50% of the stock outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum in connection with the transaction of business at the Annual Meeting. According to the Company’s Proxy Statement, abstentions and broker non-votes are counted as “present” for quorum purposes. For more information on broker non-votes, see “What are “broker non-votes” and what effect do they have on the proposals?” below.

What vote is needed to approve each Proposal?

•	Proposal 1 – Election of Directors. According to the Bylaws, directors shall be elected by a plurality of the votes cast at the Annual Meeting at which a quorum is present, which means that the two nominees who receive the most “for” votes will be elected to the Board. Shares voting “WITHHOLD” will have no effect on Proposal 1. Broker discretionary voting is not permitted and broker non-votes, if any, will have no effect on the outcome of Proposal 1.

PLEASE SUPPORT THE LOCASCIO NOMINEES BY SUBMITTING YOUR VOTE “FOR” BOTH OF THE LOCASCIO NOMINEES AND “WITHHOLD” ON THE OPPOSED COMPANY NOMINEES ON THE WHITE PROXY CARD. PLEASE DO NOT SIGN OR RETURN A [•] PROXY CARD FROM THE COMPANY, EVEN IF YOU INSTRUCT TO “WITHHOLD” ON ITS DIRECTOR NOMINEES. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE WHITE PROXY CARD.

•	Proposals 2 and 3. According to the Company’s Proxy Statement, the approval of Proposal 2 and Proposal 3 requires the affirmative vote of a majority of the stock having voting power that is present [virtually] or represented by proxy at the Annual Meeting at which a quorum is present. Abstentions will have the same effect as votes “AGAINST” Proposal 2 and Proposal 3. According to the Company’s Proxy Statement, broker discretionary voting is permitted with respect to Proposal 2 though broker non-votes will not be treated as votes cast (and therefore will have no effect on Proposal 2. Broker discretionary voting is not permitted with respect to Proposal 3 and broker non-votes, if any, will not be treated as votes cast (and therefore will have no effect on Proposal 3).

What are “broker non-votes” and what effect do they have on the Proposals?

Generally, broker non-votes occur when shares held by a broker, bank, or other nominee in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker, bank or other nominee has not received voting instructions from the beneficial owner and lacks discretionary voting power to vote those shares with respect to that particular proposal. If your shares are held in the name of a brokerage firm, and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal unless it is a “routine” matter. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner has discretionary authority to vote on “routine” matters brought before a stockholder meeting, but the beneficial owner of the shares fails to provide the broker with specific instructions on how to vote on any “non-routine” matters brought to a vote at the stockholder meeting. Under the rules governing brokers’ discretionary authority, if you receive proxy materials from or on behalf of both the Company and the Participants, then brokers holding shares in your account will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting, whether “routine” or not. As a result, there would be no broker non-votes by such brokers. In such case, if you do not submit any voting instructions to your broker, then your shares will not be counted in determining the outcome of any of the proposals at the Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists. However, if you receive proxy materials only from the Participants or the Company, then brokers will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is Proposal 2 (ratification of the Company’s independent public accounting firm for 2024). A broker will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. Consequently, if you receive proxy materials only from the Participants or the Company and you do not submit any voting instructions to your broker then your broker may exercise its discretion to vote your shares on Proposal 2 (ratification of the Company’s independent public accounting firm for 2024). If your shares are voted on Proposal 2 as directed by your broker, your shares will constitute broker non-votes on Proposal 1 (election of directors) and Proposal 3 (advisory approval of the compensation of the Company’s executive officers). In such case, broker non-votes will count for purposes of determining whether a quorum exists, but will not be counted as votes cast with respect to, and will have no effect on the outcome of, Proposal 1 (election of directors) or Proposal 3 (advisory approval of the compensation of NEOs). We urge you to instruct your broker about how you wish your shares to be voted and notify [•] of your instructions at the following address: [•] so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

What should I do if I receive a proxy card from the Company?

You will also be receiving proxy solicitation materials from LivePerson, including a proxy statement and [•] proxy card. We are not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Company or any other statements that it may otherwise make.

We do not endorse any of the Opposed Company Nominees and recommend that you disregard any proxy card or solicitation materials that may be sent to you by the Company. The Participants and the Company will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to two nominees on the Participants’ enclosed WHITE proxy card. There is no need to use the Company’s [•] proxy card or voting instruction form, regardless of how you wish to vote.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, [•], toll free at [•] or collect at [•].

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	returning a later-dated proxy, either by voting by Internet, by following the instructions on the enclosed WHITE proxy card from the LoCascio Parties, or by signing, dating and returning the enclosed WHITE proxy card from the LoCascio Parties in the postage-paid envelope provided (the latest dated proxy is the only one that counts);

•	delivering a written revocation or a later dated proxy for the Annual Meeting to [•] or to the secretary of the Company; or

•	attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the Annual Meeting and you beneficially own shares of Common Stock but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner to vote your shares held in its name at the meeting. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, [•]. Stockholders may call toll free at [•] or collect at [•].

IF YOU HAVE ALREADY VOTED FOR ANY OF THE COMPANY’S NOMINEES USING THE COMPANY’S [•] PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Company, we request that a copy of any revocation be mailed to [•], at [•], so that we will be aware of all revocations.

Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this Proxy Solicitation is being made by the LoCascio Parties and the LoCascio Nominees. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements. The LoCascio Parties will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. The LoCascio Parties have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. The LoCascio Parties will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.

The LoCascio Parties have retained [•] to provide solicitation and advisory services in connection with this solicitation. [•] will be paid a fee not to exceed $[•] based upon the campaign services provided. In addition, the LoCascio Parties will reimburse [•] for its reasonable out-of-pocket expenses and will indemnify [•] against certain liabilities and expenses, including certain liabilities under the federal securities laws. [•] will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that [•] will employ approximately [•] persons to solicit the Company’s stockholders as part of this solicitation. [•] does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a “participant” in this Proxy Solicitation.

The entire expense of soliciting proxies is being borne by the LoCascio Parties. Costs of the Proxy Solicitation are currently estimated to be approximately $[•]. We estimate that through the date hereof, the LoCascio Parties ’s expenses in connection with the Proxy Solicitation are approximately $[•]. If successful, the LoCascio Parties may seek reimbursement of these costs from the Company. In the event that it decides to seek reimbursement of its expenses, the LoCascio Parties do not intend to submit the matter to a vote of the Company’s stockholders. The Board, which will consist of the two LoCascio Nominees, if all are elected, and six of the incumbent Company directors, would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Company and its stockholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations and other advisors, solicitors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation.

What is Householding of proxy materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. Some banks and brokers with account holders who are stockholders of the Company may be householding our proxy materials.

A single copy of this Proxy Statement (and of the Company’s Proxy Statement and annual report) will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your proxy. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Secretary of the Company at 530 7th Ave., Floor MI, New York, NY 10018. Stockholders who currently receive multiple copies of this proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Where can I find additional information concerning LivePerson?

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this proxy statement certain disclosure required by applicable law to be included in the Company’s Proxy Statement in connection with the Annual Meeting. Such disclosure includes information regarding securities of the Company beneficially owned by the Company’s directors, nominees and management; certain stockholders’ beneficial ownership of more than 5% of the Company’s voting securities; information concerning the Company’s directors who are not up for election at the Annual Meeting; information concerning executive compensation; and information concerning the procedures for submitting stockholder proposals and director nominations intended for consideration at the 2025 annual meeting of stockholders and for consideration for inclusion in the proxy materials for that meeting. We take no responsibility for the accuracy or completeness of information contained in the Company’s Proxy Statement. Except as otherwise noted herein, the information in this proxy statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

This Proxy Statement and all other solicitation materials in connection with this Proxy Solicitation will be available on the internet, free of charge, on the SEC’s website at https://www.sec.gov.

CONCLUSION

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed WHITE proxy card today.

Thank you for your support,

Robert P. LoCascio Ikon LP Walter Bachtiger Michal Czwarno

[•], 2024

ANNEX I: INFORMATION ON THE PARTICIPANTS

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating, and returning the enclosed WHITE proxy card today.

This Proxy Solicitation is being made by Robert P. LoCascio, an individual (“Mr. LoCascio”), Ikon LP, a Delaware limited partnership (“Ikon,” together with Mr. LoCascio, the “LoCascio Parties”), Walter Bachtiger (“Mr. Bachtiger”) and Michal Czwarno (“Mr. Czwarno,” and together with Ikon, Mr. LoCascio and Mr. Bachtiger, the “Participants”).

As of the close of business on [•], 2024, the Participants beneficially own (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended), in the aggregate, 2,491,022 shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) (including 100 shares of Common Stock held in record name by Ikon). Mr. LoCascio, as the sole owner of Ikon, may be deemed to beneficially own the 2,141,022 shares of Common Stock, including the 100 shares of Common Stock held in record name, owned by Ikon. Ikon directly owns 2,141,022 shares of Common Stock, including 100 shares of Common Stock held in record name. Mr. Bachtiger beneficially owns 350,000 shares of Common Stock. Mr. Czwarno does not own, beneficially or of record, any securities of the Company as of the date hereof.

Ikon, Mr. LoCascio, and Mr. Bachtiger may be deemed a “group” as defined in Rule 13d-5 of the Exchange Act and pursuant to such definition, Ikon, Mr. LoCascio, and Mr. Bachtiger may be deemed to collectively and beneficially own an aggregate 2,491,022 shares of Common Stock. The LoCascio Parties expressly disclaim beneficial ownership over the shares that may be deemed to be beneficially owned by Mr. Czwarno, who likewise, expressly disclaims beneficial ownership over the shares that may be deemed to be beneficially owned by the LoCascio Parties.

The shares of Common Stock beneficially owned or directly owned by each of Mr. LoCascio, Ikon, and Mr. Bachtiger may, from time to time, be held in commingled margin accounts, which in this case may extend margin credit to Mr. LoCascio, Ikon, or Mr. Bachtiger from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin accounts are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the shares of Common Stock reported herein.

The principal address of each of Ikon and Mr. LoCascio is 2625 Middlefield Road, Suite 437, Palo Alto, CA 94306. The principal business of (i) Ikon is to serve as a private investment fund and (ii) Mr. LoCascio is a founder and CEO.

Each of the LoCascio Nominees is a United States citizen. The principal business addresses, along with the principal occupation, of each of the LoCascio Nominees is disclosed in the section titled “PROPOSAL 1: ELECTION OF DIRECTORS” beginning on page [6].

Except as set forth in this Proxy Statement (including this Annex), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant in this Proxy Solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no person, including any of the Participants, who is a party to an arrangement or understanding pursuant to which the LoCascio Nominees are proposed to be elected, has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on as set forth in this Proxy Statement. There are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the LoCascio Nominees, except as set forth in this Proxy Statement (including the Annexes), none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years. Neither the LoCascio Nominees nor any associate of any LoCascio Nominee has served as a director or named executive officer of the Company at any point during the last three fiscal years of the Company.

Transactions by the Participants with respect to the Company’s securities

The following tables set forth all transactions effected during the past two years by the Participants with respect to securities of the Company. The shares of Common Stock reported herein are held in cash accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Mr. LoCascio, including transactions made through Ikon

Date	Common Stock Acquired (Disposed)	Date	Common Stock Acquired (Disposed)	Date	Common Stock Acquired (Disposed)
04/03/2023	(4,319)*	08/30/2023	(220,000)	01/30/2024	(1,236)
04/10/2023	(3,017)*	08/31/2023	(114,914)	01/31/2024	(15,452)
08/11/2023	(70,300)	09/01/2023	(127,604)	02/08/2024	(143,312)
08/11/2023	(8,329)	09/05/2023	(205,000)	02/15/2024	(50,000)
08/14/2023	(50,119)	09/06/2023	(145,000)	02/16/2024	(100,000)
08/16/2023	(1,896)	01/19/2024	(85,872)	02/26/2024	(100,000)
08/16/2023	(791)	01/19/2024	(14,128)	02/26/2024	(100,000)
08/23/2023	(182,321)	01/22/2024	(73,480)	02/27/2024	(100,000)
08/24/2023	(50,000)	01/22/2024	(26,520)	02/27/2024	(100,000)
08/28/2023	(23,726)	01/25/2024	(87,352)	02/28/2024	(976)
08/29/2023	(150,000)	01/29/2024	(40,000)	02/28/2024	(27,102)

 *Shares sold by the Company in order to cover Mr. LoCascio's tax liability incurred in connection with the vesting of Restricted Stock Units (“RSUs”).

Mr. Bachtiger

Date	Common Stock Acquired (Disposed)	Date	Common Stock Acquired (Disposed)	Date	Common Stock Acquired (Disposed)
05/18/2023	(4,000)	09/13/2023	(10,000)	05/08/2024	(6,806)
05/19/2023	38,426)**	09/14/2023	(10,000)	05/08/2024	(6,100)
05/22/2023	(1,000)	09/18/2023	(2,500)	05/08/2024	(1,400)
05/25/2023	(2,000)	09/18/2023	(2,500)	05/09/2024	(19,929)
05/26/2023	(2,000)	10/27/2023	6,875**	05/09/2024	(71)
06/16/2023	(3,000)	11/15/2023	34,747**	05/16/2024	(6,510)
06/16/2023	(2,000)	11/17/2023	(15,000)	05/16/2024	(1,905)
08/18/2023	(1,258)	11/20/2023	(10,000)	05/16/2024	(600)
08/18/2023	(5,000)	11/20/2023	(6,200)	05/16/2024	(485)
08/21/2023	(10)	11/21/2023	(3,800)	05/16/2024	(400)
08/21/2023	(4,490)	11/24/2023	(10,000)	05/16/2024	(100)
08/21/2023	(500)	12/01/2023	(20,000)	05/21/2024	(10,000)
08/30/2023	(10,000)	03/06/2024	(8,000)	05/28/2024	(10,000)
09/01/2023	(5,000)	03/07/2024	(2,000)	07/25/2024	(5,377)
09/07/2023	(5,000)	03/18/2024	(38,000)	07/25/2024	(10,600)
09/07/2023	(10,000)	05/08/2024	(35,694)	07/25/2024	(4,023)

** Distribution of RSUs.

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your proxy “FOR” both of the LoCascio Nominees in one of three ways:

●	Voting via the Internet by following the easy instructions on the enclosed WHITE proxy card or WHITE voting instruction form;

●	Voting by phone using the toll-free number listed on the enclosed WHITE proxy card or WHITE voting instruction form and following the easy voice prompts; or

●	If you do not have access to a touch-tone phone or the Internet, you may sign, date and return the enclosed WHITE proxy card or WHITE voting instruction in the postage-paid envelope provided. We encourage all stockholders to vote electronically.

If any of your shares are held in the name of a broker, bank, bank nominee or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed WHITE voting form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a WHITE proxy card to be issued representing your shares. Please follow the simple instructions on the enclosed WHITE proxy card.

After voting the enclosed WHITE proxy card, DO NOT SIGN OR RETURN LIVEPERSON’S [•] PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed and returned a [•] proxy card to LivePerson, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to LivePerson by voting by phone or the Internet following the instructions on the enclosed WHITE proxy card or signing, dating and mailing the enclosed WHITE proxy card in the postage-paid envelope provided. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting by delivering a written notice of revocation to the Company, by delivering a later-dated proxy for the Annual Meeting to [•] or by voting by ballot in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this proxy statement, would like to request additional copies of this proxy statement or need help voting your shares, please contact our proxy solicitor:

[add image] [•] [•] Stockholders Call Toll-Free: [•] Banks, Brokers, Trustees and Other Nominees Call Collect: [•] Email: [•]

[PRELIMINARY COPY SUBJECT TO COMPLETION]

PLEASE SUBMIT YOUR VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

LIVEPERSON, INC.
Proxy Card for 2024 Annual Meeting of Stockholders
Scheduled for [•], 2024 (the “Annual Meeting”):
W H I T E P R O X Y C A R D

THIS PROXY SOLICITATION IS BEING MADE BY ROBERT P. LOCASCIO (“MR. LOCASCIO”), IKON LP (“IKON”), WALTER BACHTIGER (“MR. BACHTIGER”) AND MICHAL CZWARNO (“MR. CZWARNO” AND, TOGETHER WITH MR. BACHTIGER, THE “LOCASCIO NOMINEES”)

THE BOARD OF DIRECTORS OF LIVEPERSON, INC. IS NOT SOLICITING THIS PROXY

The undersigned appoints Robert P. LoCascio, Eleazer Klein, [•] and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of LivePerson, Inc., a Delaware corporation (the “Company”), that the undersigned would be entitled to vote at the Annual Meeting to be conducted [virtually via live audio webcast] on [•], 2024 at [•] Eastern Time, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement or substitution thereof that are unknown to Mr. LoCascio a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters. No assurance can be given that the Company’s nominees will serve if elected with any of the LoCascio Nominees.

IF THIS PROXY CARD IS SIGNED AND RETURNED, IT WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS AND AS DETAILED BELOW AS APPLICABLE.

	1.	IF YOU DO NOT MARK A VOTE ON ANY OF THE PROPOSALS ON THE WHITE PROXY CARD, THE NAMED PROXIES (LISTED ABOVE) WILL EXERCISE THEIR DISCRETION TO CAUSE YOUR PROXY TO BE VOTED “FOR” THE LOCASCIO NOMINEES AND TO “WITHHOLD” ON KEVIN C. LAVAN AND YAEL ZHENG (THE “OPPOSED COMPANY NOMINEES”) AND THEY WILL EXERCISE THEIR DISCRETION TO CAUSE YOUR PROXY TO BE “FOR” PROPOSAL 2 AND TO ABSTAIN FROM VOTING ON PROPOSAL 3. THE NAMED PROXIES WILL ALSO EXERCISE THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

	2.	YOU MAY VOTE “FOR” UP TO TWO NOMINEES IN TOTAL: IF YOU VOTE ON AT LEAST ONE NOMINEE BUT FEWER THAN TWO NOMINEES IN PROPOSAL 1, YOUR SHARES WILL BE VOTED ONLY “FOR” THE NOMINEE YOU HAVE MARKED. IF YOU VOTE “FOR” MORE THAN TWO NOMINEES ON YOUR WHITE PROXY CARD, YOUR VOTES WILL BE INVALID AND WILL NOT BE COUNTED.

TO VOTE BY MAIL, SIGN, DATE, AND RETURN THIS WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED

PRELIMINARY COPY SUBJECT TO COMPLETION

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of LIVEPERSON, INC.

Common Stock for the upcoming Annual Meeting of Stockholders.

YOU CAN VOTE TODAY USING ANY OF THE FOLLOWING METHODS:

Submit your WHITE proxy by Internet

Please access [•] (please note you must type an “s” after “http”). Then, simply follow the easy instructions on the voting site. You will be required to provide the unique Control Number printed below.

CONTROL NUMBER

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed, dated and returned the WHITE proxy card.

Submit your WHITE proxy by Mail
Please complete, sign, date and return the WHITE proxy card in the envelope provided to: Ikon LP, c/o [•].

6TO VOTE BY MAIL, PLEASE FOLD WHITE PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED6☐

X	Please mark your vote with an X as shown in this sample

Proposal 1 – Election of Directors for terms ending in 2027

Mr. LoCascio recommends voting “FOR” the LoCascio Nominees.
LoCasio Nominees	FOR	WITHHOLD
Walter Bachtiger	☐	☐
Michal Czwarno	☐	☐

Mr. LoCascio Recommends to “WITHHOLD” on the Opposed Company Nominees.
Opposed Company Nominees	FOR	WITHHOLD
Kevin C. Lavan	☐	☐
Yael Zheng	☐	☐

Mr. LoCascio recommends voting “FOR” Proposals 2.
	FOR	AGAINST	ABSTAIN
Proposal 2 – Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2024.	☐	☐	☐
Mr. LoCascio makes no recommendation with respect to Proposal 3.
	FOR	AGAINST	ABSTAIN
Proposal 3 – Advisory approval of the compensation of the Company’s named executive officers.	☐	☐	☐

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS WHITE PROXY CARD USING THE ENCLOSED ENVELOPE

ONLY VALID IF SIGNED. Please sign EXACTLY as name appears hereon. If more than one owner, each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature	Date

Signature (if jointly held)	Date